UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2023

Daktronics, Inc.
(Exact Name of Registrant as Specified in Charter)

South Dakota	0-23246	46-0306862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Daktronics Drive
Brookings, SD 57006
(Address of Principal Executive Offices Zip Code)
(605) 692-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	DAKT	Nasdaq Global Select Market
Preferred Stock Purchase Rights	DAKT	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On January 29, 2023, the Board of Directors of Daktronics, Inc. (the “Company”) approved the Company’s Amended and Restated Bylaws (as so amended, the “Bylaws”), effective as of such date. The amendments to the Bylaws modernize and clarify the Company’s Bylaws by adding conventional provisions to ensure orderly shareholder meetings. According to FactSet, more than 95% of the companies in the Russell 3000 have advance notice provisions. The Bylaws are filed as Exhibit 3.1 to this Current Report on Form 8-K. The amendments, among other things:

•Provide detailed procedures consistent with market practice for the calling and holding of special meetings of shareholders; and

•Update the procedures and disclosure requirements, in line with market practice, for the nomination of director nominees for election at meetings of shareholders, including to require additional information in a notice of intent to submit a nomination by a shareholder and to address the adoption of rules and regulations of the U.S. Securities and Exchange Commission regarding universal proxy cards set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Card Rules”), including requiring that nominating shareholders comply with the Universal Proxy Card Rules.

The Bylaws apply to all meetings of shareholders to be held after January 29, 2023. The Company intends to ask its shareholders, on an advisory basis, to approve the Bylaws at the next annual meeting of shareholders.

The foregoing description of the Bylaws is a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect our current views with respect to future events and financial performance. The words "may," "would," "could," "should," "will," "expect," "estimate," "anticipate," "believe," "intend," "plan," “potential,” and similar expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any and all forecasts and projections in this document are “forward looking statements” and are based on management’s current expectations or beliefs. From time to time, we may also provide oral and written forward-looking statements in other materials we release to the public, such as press releases, presentations to securities analysts or investors, or other communications by us. Any or all forward-looking statements in this report and in any public statements we make could be materially different from actual results. Accordingly, we wish to caution investors that any forward-looking statements made by or on behalf of us are subject to uncertainties and other factors that could cause actual results to differ materially from such statements. The Company’s business is subject to a number of risks which are described more fully in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2022 and the Company’s Quarterly Report on Form 10-Q for the quarter ended October 29, 2022 filed with the Securities and Exchange Commission, as well as other publicly available information about the Company.
Section 9 - Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits:
(d)Exhibits. The following exhibits are filed as part of this Report:
3.1 Amended and Restated Bylaws of Daktronics, Inc. dates as of January 29, 2023
104 Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Sheila M. Anderson
Sheila M. Anderson, Chief Financial Officer
Date: January 30, 2023

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Daktronics, Inc. dated as of January 29, 2023
104	Cover page Interactive Data File (embedded within the Inline XBRL document)